SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 29, 2001

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact name of Registrant as Specified in Charter)

DELAWARE	No. 001-16501	No. 13-1541378

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

6120 South Yale	74136
Suite 1480
Tulsa, Oklahoma

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (918) 488-0828

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On October 29, 2001, the Registrant issued a press release announcing its results for the third quarter and nine-month period ended September 29, 2001. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as fully set forth herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 29, 2001.

99.2	Transcript of October 30, 2001 telephone conference call.

99.3	Slide Show Presentation of the Registrant dated October 30, 2001.

Item 9. Regulation FD Disclosure

On October 30, 2001, the Registrant participated in a telephone conference call relating to its earnings release for the third quarter and nine-month period ended September 29, 2001. The transcript of the conference call and a copy of the accompanying slide show presentation, attached as Exhibits 99.2 and 99.3 hereto, are not filed but are furnished pursuant to Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October  31, 2001

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Larry Edwards
Name:	Larry Edwards
Title:	President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2001.

99.2	Transcript of October 30, 2001 telephone conference call.

99.3	Slide Show Presentation of the Registrant dated October 30, 2001.